                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number

                           SCUDDER INSTITUTIONAL FUNDS
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                              Baltimore, MD 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: 410) 895-500
                                                            ------------

                             Daniel O. Hirsch, Esq.
                                One South Street
                              Baltimore, MD 21202
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

Treasury and Agency Fund Institutional

Semiannual Report
to Shareholders

June 30, 2003

Contents

<Click Here> Portfolio Management Review

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

CUSIP Number
Treasury and Agency Fund Institutional	811162 882

This report must be preceded or accompanied by a current prospectus for the fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Christine Haddad discusses the market environment and her team's approach to managing Treasury and Agency Fund Institutional during the six-month period ended June 30, 2003.

Q: How did the fund perform over the semiannual period?

A: For the six months ended June 30, 2003, Treasury and Agency Fund Institutional's seven-day annualized yield declined from 1.43% to 1.36%, primarily reflecting the ripple effect of the Federal Reserve Board's 50-basis-point (i.e., one-half of a percentage point) interest rate cut on November 6, 2002. The Federal Reserve Board's 25-basis-point (i.e., one-quarter of a percentage point) cut on June 25, 2003, had only a modest impact on the fund's yield because the higher-yielding securities bought by the fund before the rate cut will continue to benefit the fund's yield until these securities mature. At maturity, the proceeds will be reinvested in securities that reflect the current level of rates, which is likely to be lower given the Federal Reserve Board rate cut. For the six-month period ended June 30, 2003, the fund returned 0.61%,1 compared with the 0.45% average return of the iMoneyNet Institutional Government and Agencies Money Funds Average.

Q: Until June 2003, the Federal Reserve Board held interest rates steady through the semiannual period. What dominated money market activity instead?

A: Federal Reserve Board policy still had a major impact on the backdrop to money market activity as did the US economy.

As 2003 began, investors demonstrated enthusiasm for President George W. Bush's new economic growth initiative. However, as concerns about the war with Iraq heightened and company managements reported a subdued outlook for first-quarter corporate earnings, the US equity market stumbled again. Gross domestic product (GDP) growth managed to chug along at a rate of 1.4%, but geopolitical uncertainties kept volatility high. In this environment, there was a flight to quality into short-term US Treasuries. In March 2003, the Federal Reserve Board stated that it would not currently take a stance on monetary policy given "the unusually large uncertainties clouding the geopolitical situation in the short run and their apparent effects on economic decision making."

During the second quarter 2003, economic and political conditions improved. A significant number of corporate earnings announcements during the quarter met or exceeded expectations. The $350 billion tax cut and spending incentives recently implemented offered stimulus to the economy. Also, while the journey to freedom and democracy in Iraq is by no means at an end, the conclusion of active military operations at the end of April provided the financial markets with a welcome sigh of relief. On the other hand, corporate spending remained reluctant and unemployment gradually worsened, keeping consumer spending reined in, with the exception of the housing sector. As a result, estimates for second-quarter GDP remained in the 1.5% to 1.8% range.

On May 6, 2003 the Federal Reserve Board again kept the targeted federal funds rate unchanged at 1.25% but made it clear that it would maintain its accommodative monetary policy.3It believed the probability of deflation exceeded that of a pickup in inflation over the next few quarters. Thus, money market yields continued to fall.

Then, on June 25, 2003, the Federal Reserve Board cut the targeted federal funds rate by 25 basis points to 1.00% in an effort to further support the economy and stimulate more growth over a longer period. This was the 13th time since the start of 2001 that the Federal Reserve Board cut rates, bringing current interest rates to their lowest level since 1958.

Q: In light of recent market conditions, what has been the fund's strategy?

A: We were able to produce competitive yields in Treasury and Agency Fund Institutional for the semiannual period. We maintained a shorter-than-benchmark weighted average maturity, generally in the 45-day range, for most of the period. We also strategically added callable agencies to the portfolio through much of the period. Our view is that agency securities provide a high coupon relative to fixed rate securities, even considering their probability of being called in three or six months.

Q: Do you anticipate any change in your management strategies?

A: We intend to maintain our conservative investment strategies. We will seek to provide high current income consistent with liquidity and capital preservation.

1 The yield quotation more closely reflects the current earnings of the money market fund than the total return quotation.
2 iMoneyNet Institutional Government and Agencies Money Fund Average is provided through Fund Report Average, a service of iMoneyNet, Inc., and is an average for categories of similar money market funds.
3 The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of US Federal Reserve Board monetary policy.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Investment Portfolio as of June 30, 2003 (Unaudited)

	Principal Amount ($)	Value ($)

US Government Agency Obligations 35.8%
Federal Farm Credit, 0.978%*, 3/16/2004	25,000,000	24,992,899
Federal Home Loan Bank: 3.75%, 2/13/2004	12,500,000	12,690,563
4.875%, 4/16/2004	9,235,000	9,491,337
6.375%, 11/14/2003	9,500,000	9,681,881
Federal National Mortgage Association: 1.3%, 6/28/2004	10,000,000	10,000,000
1.45%, 5/14/2004	5,000,000	5,000,000
1.47%, 1/29/2004	5,000,000	5,000,000
4.0%, 8/15/2003	10,000,000	10,026,773
Total US Government Agency Obligations (Cost $86,883,453)		86,883,453

Repurchase Agreements** 62.7%
Bank of America Securities, 1.0%, dated 6/30/2003, to be repurchased at $12,000,333 on 7/1/2003	12,000,000	12,000,000
Bear Stearns & Co., Inc., 1.07%, dated 6/30/2003, to be repurchased at $22,000,654 on 7/1/2003	22,000,000	22,000,000
BNP Paribas, 1.1%, dated 6/30/2003, to be repurchased at $12,000,367 on 7/1/2003	12,000,000	12,000,000
Credit Suisse First Boston, Inc., 1.09%, dated 6/30/2003, to be repurchased at $26,354,488 on 7/1/2003	26,353,690	26,353,690
Goldman Sachs & Co., 1.05%, dated 6/30/2003, to be repurchased at $12,000,350 on 7/1/2003	12,000,000	12,000,000
UBS AG, 1.1%, dated 6/30/2003, to be repurchased at $12,000,367 on 7/1/2003	12,000,000	12,000,000
Westdeutsche Landesbank Girozentrale, 1.1%, dated 6/30/2003, to be repurchased at $55,885,716 on 7/1/2003	55,884,008	55,884,008
Total Repurchase Agreements (Cost $152,237,698)		152,237,698

	Shares ($)	Value ($)

Money Market Fund 1.5%
AIM Treasury Portfolio 1.06% (Cost $3,702,731)	3,702,731	3,702,731
Total Investment Portfolio - 100.0% (Cost $242,823,882) (a)		242,823,882

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2003.
** Repurchase agreements are fully collateralized by US Treasury or Government agency securities.
(a) Cost for federal income tax purposes was $242,823,882.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2003 (Unaudited)
Assets
Investment in securities, at amortized (cost $90,586,184)	$ 90,586,184
Repurchase agreements (cost $152,237,698)	152,237,698
Cash	21,202
Receivable for investments sold	10,187,261
Interest receivable	548,704
Other assets	4,468
Total assets	253,585,517
Liabilities
Dividends payable	240,153
Payable for Fund shares redeemed	637
Accrued advisory fee	38,043
Other accrued expenses and payables	53,099
Total liabilities	331,932
Net assets, at value	$ 253,253,585
Composition of Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(1,583)
Accumulated net realized gain (loss)	177,369
Paid-in capital	253,077,799
Net assets, at value	$ 253,253,585
Net Asset Value, offering and redemption price per share ($253,253,585 / 253,071,910 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2003 (Unaudited)
Investment Income
Income: Interest	$ 2,059,985
Total income	2,059,985
Expenses: Advisory fee	220,686
Administrative fee	147,123
Auditing	17,372
Legal	1,508
Trustees' fees and expenses	8,044
Reports to shareholders	491
Other	4,324
Total expenses, before expense reductions	399,548
Expense reductions	(165,249)
Total expenses, after expense reductions	234,299
Net investment income	1,825,686
Net realized gain (loss) from investments	16,269
Net increase (decrease) in net assets resulting from operations	$ 1,841,955

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002
Operations: Net investment income	$ 1,825,686	$ 8,176,490
Net realized gain (loss) on investment transactions	16,269	162,600
Net increase (decrease) in net assets resulting from operations	1,841,955	8,339,090
Distributions to shareholders from: Net investment income and short-term gains	(1,850,912)	(8,313,006)
Fund share transactions at net asset value of $1.00 per share: Proceeds from shares sold	3,081,034,888	4,071,014,388
Cost of shares redeemed	(3,160,259,747)	(4,228,394,459)
Net increase (decrease) in net assets from Fund share transactions	(79,224,859)	(157,380,071)
Increase (decrease) in net assets	(79,233,816)	(157,353,987)
Net assets at beginning of period	332,487,401	489,841,388
Net assets at end of period (including accumulated distributions in excess of net investment income $1,583 and undistributed net investment income of $22,143, respectively)	$ 253,253,585	$ 332,487,401
Other Information
Shares outstanding at beginning of period	332,296,769	489,676,244
Shares sold	3,081,034,888	4,071,015,024
Shares redeemed	(3,160,259,747)	(4,228,394,499)
Net increase (decrease) in Fund shares	(79,224,859)	(157,379,475)
Shares outstanding at end of period	253,071,910	332,296,769

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations:
Net investment income	.006	.02	.04	.06	.05	.05
Net realized and unrealized gain (loss) on investment transactions[b]	-	-	-	-	-	-
Total from investment operations	.006	.02	.04	.06	.05	.05
Less distributions from: Net investment income	(.006)	(.02)	(.04)	(.06)	(.05)	(.05)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[c]	.61**	1.71	3.94	6.27	4.97	5.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	253	332	490	524	639	488
Ratio of expenses before expense reductions (%)	.27*	.27	.26	.27	.26	.27
Ratio of expenses after expense reductions (%)	.16*	.16	.16	.16	.16	.16
Ratio of net investment income (%)	1.24*	1.70	3.91	6.06	4.86	5.24
[a] For the six months ended June 30, 2003 (Unaudited). [b] Less than $.005 per share. [c] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

Note 1-Organization and Significant Accounting Policies

A. Organization

Scudder Institutional Funds (formerly known as BT Institutional Funds) (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, open-end management investment company organized as a Massachusetts business trust. Treasury and Agency Fund Institutional (the "Fund") is one of the funds the Trust offers to institutional and "accredited" investors as defined under the Securities Act of 1933.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

B. Security Valuation

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a correct accretion/amortization to maturity of any discount or premium.

C. Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

D. Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

E. Distributions of Income and Gains

All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 182,363
Undistributed net long-term capital gains	$ 2,500
Capital loss carryforwards	$ -
Net unrealized appreciation (depreciation) on investments	$ -

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year ended December 31, 2002	Year ended December 31, 2001
Distributions from ordinary income*	$ 8,313,006	$ 23,008,333

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions will be determined at the end of the current fiscal year.

F. Other

Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

Note 2-Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. ("DeAM, Inc."), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. The Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annualized rate of 0.15%.

Investment Company Capital Corp. ("ICCC"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator. The Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.10%.

For the period ended June 30, 2003, the Advisor and Administrator have contractually agreed to waive their fees and/or reimburse expenses of the Fund, to the extent necessary, to limit expenses to 0.16% of the average daily net assets of the Fund. Accordingly, for the six months ended June 30, 2003, the Advisor waived a portion of its management fee aggregating $165,249 and the amount imposed aggregated $55,437 which was equivalent to an annual effective rate of 0.04% of the Fund's average daily net assets.

Effective December 16, 2002, Scudder Investments Service Co. ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent. SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation. Prior to December 16, 2002, ICCC served as the Fund's transfer agent. Effective January 15, 2003, pursuant to a sub-transfer agency agreement, between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agency and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not the Fund.

Certain officers and trustees of the Fund are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Fund for serving in these capacities. The Fund pays each Trustee not affiliated with Deutsche Bank AG retainer fees plus specified amounts for attended board and committee meetings.

Note 3-Line of Credit

Prior to April 11, 2003, the Portfolio and several other affiliated funds (the "Participants") shared in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated pro rata based upon net assets among each of the Participants. Interest was calculated at the Federal Funds Rate plus 0.625 percent.

Effective April 11, 2003, the Portfolio entered into a new revolving credit facility administered by JP Morgan Chase Bank that provides $1.25 billion of credit coverage. The new revolving credit facility covers the funds and portfolios advised or administered by DeAM, Inc. or its affiliates. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 10 percent of its net assets under the agreement. During the period the Portfolio had no borrowings on the line of credit.

Note 4-Other Information

On January 31, 2003, Deutsche Bank AG completed the sale of its Global Securities Service business to State Street Bank, Inc. The sale included US custody, securities lending and other processing services located in Europe, Asia and the Americas. The Board of Trustees of the Fund approved changing the Fund's custodian to State Street Bank and Trust Company ("State Street") at Board meetings held on February 24, 2003 and March 27, 2003. Effective June 6, 2003, State Street is the Fund's custodian. Prior to June 6, 2003, Deutsche Bank Trust Companies Americas (formerly Bankers Trust Company), an affiliate of the Fund's Advisor and Administrator, served as the custodian to the Fund.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Exclusive Placement Agent	If you have questions, comments or complaints, contact:

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

Privacy Statement

This privacy statement is issued by the Deutsche Asset Management mutual funds, Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and Scudder Distributors, Inc.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

If you have questions about our privacy policy, please contact us at (800) 730-1313, or write to:

Deutsche Asset Management
Attention: Correspondence
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Deutsche Treasury and Agency Fund

By:                                 /s/Richard T. Hale
                                    -------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    -------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Deutsche Treasury and Agency Fund

By:                                 /s/Richard T. Hale
                                    -------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    -------------------------------------

By:                                 /s/Charles A. Rizzo
                                    -------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 19, 2003
                                    -------------------------------------